Current Report on Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 1999

                               INAMED CORPORATION

                               ------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                        1-9741                       2270920629
    --------                        ------                       ----------

    (State or other               (Commission File             (IRS Employer
jurisdiction of incorporation)       Number)                 Identification No.)

                                 700 Ward Drive
                         Santa Barbara, California 93111

                     --------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 805/692-5400

          -------------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)

Item 5.   OTHER EVENTS.

          On March 4, 1999, INAMED Corporation (the "Company") issued a press release announcing that no notices of appeal were filed within the statutory 30-day period for filing appeals of the recent mandatory class action settlement of the breast implant litigation against the Company. The press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

          INFORMATION AND EXHIBITS

          (c)      EXHIBITS

                   99.1 Press release of INAMED Corporation dated March 4, 1999.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INAMED CORPORATION

Dated: March 4, 1999                     By:   /S/ RICHARD G. BABBITT
                                            ------------------------
                                         Name: Richard G. Babbitt
                                         Title:   Chairman and CEO

EXHIBIT INDEX

                   99.1 Press Release of INAMED Corporation dated March 4, 1999.